STOCK PLEDGE AGREEMENT


     STOCK PLEDGE AGREEMENT dated this 31st day of August , 2004, made by and between Pipeline Data Inc., a Delaware corporation ("Pledgor"), Laurus Master Fund, Ltd., the holder (the "Noteholder") of (i) a Term Note (the "Note") of even date herewith issued by the Pledgor in favor of the Noteholder in the amount of up to $3,000,000 and (ii) a Term Note Warrant of even date herewith issued by the Pledgor in favor of the Noteholder (the Warrant, and together with the Note all other documents entered into by the Noteholder, the Pledgor and/or any Subsidiary of the Pledgor in connection with the Note and the Warrant, the "Securities").

         PRELIMINARY STATEMENTS:

     (1) Concurrently herewith the Pledgor is executing and delivering to the Noteholder the Securities, which evidence the Pledgor's obligation to repay advances to be made by Noteholder to Pledgor pursuant to that certain Securities Purchase Agreement of even date herewith by and between the Noteholder and Pledgor (the "Securities Purchase Agreement").

     (2) It is a condition to the closing of the Securities Purchase Agreement that the Pledgor secure the payment of all of its obligations under the Securities by a pledge of the securities held by the Pledgor in its wholly-owned subsidiaries, SecurePay.com, Inc., a Delaware corporation, and Northern Merchant Services, Inc., a New York corporation, (together, the "Pledged Securities").

     NOW,   THEREFORE,   in   consideration  of  the  premises  and  in  further
consideration of the covenants contained herein, the parties hereto agree as follows:

SECTION 1. Pledge. For the benefit of the Noteholder, the Pledgor hereby pledges
and  grants  a  security   interest  in,  the  ------  following  (the  "Pledged
Collateral"):

          (a) the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

          (b) all proceeds of any and all of the foregoing (including, without limitation, proceeds that constitute property of the types described above).

SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the Securities, whether for principal, interest, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement. The Noteholder shall file appropriate financing statements at the Pledgor's expense.

SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to the Noteholder no later than 30 days after the date hereof and shall be held by the Noteholder pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Noteholder. Upon the occurrence and during the continuation of an Event of Default (as defined below), the Noteholder shall have the duty, at any time on five business days' notice to the Pledgor, to transfer to or to register in the name of the Noteholder or any of its nominees, any or all of the Pledged Collateral. In addition, the Noteholder shall have the right at any such time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

SECTION 4. Representations and Warranties. The Pledgor represents and warrants as follows:

(a) The Pledgor is and will be the sole legal, record and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

(b) The pledge of the Pledged Collateral pursuant to this Agreement creates and will create a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Pledgor's obligations under the Securities.

SECTION 5. Further Assurances. At any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Noteholder may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby or to enable the Noteholder to exercise and enforce the rights and remedies hereunder with respect to any Pledged Collateral.

SECTION 6. Voting Rights; Dividends; Etc.

     (a) So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

          (i) The Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement.

          (ii) The Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Pledged Collateral, provided, however, that any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, Pledged Collateral, and (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, shall be, and shall be forthwith delivered to the Noteholder to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Noteholder, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Noteholder as Pledged Collateral in the same form as so received (with any necessary indorsement or assignment).

          (iii)The Noteholder, shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to subsection (i) above and to receive the dividends that it is authorized to receive and retain pursuant to subsection (ii) above.

     (b) Upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

          (i) All rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends payments that it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Noteholder who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights at the direction of the Noteholder and to receive and hold as Pledged Collateral such dividends.

          (ii) All dividends that are received by the Pledgor contrary to the provisions of subsection (i) of this Section 6(b) shall be received in trust for the benefit of the Noteholder, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Noteholder as Pledged Collateral in the same form as so received (with any necessary indorsement).

     (c) As used herein, "Event of Default" (i) shall have the meaning given such term in the Note and (ii) shall mean the failure of the Pledgor to pay or perform any of its obligations under this Agreement and the continuation of such failure for a period of 5 (five) days.

SECTION 7. Transfers and Other Liens. The Pledgor will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

SECTION 8. Noteholder Appointed Attorney-in-Fact. The Pledgor hereby appoints the Noteholder the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Noteholder's discretion to take any action and to execute any instrument that the Noteholder may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section
6), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or any part thereof and to give full discharge for the same.

SECTION 9. Noteholder May Perform. If the Pledgor fails to perform any agreement contained herein, the Noteholder, may itself perform, or cause performance of, such agreement, and the expenses of the Noteholder incurred in connection therewith shall be payable by the Pledgor under Section 11.

SECTION 10. Remedies upon Event of Default. Subject to the provisions of Section 6, if any Event of Default shall have occurred and be continuing:

     (a) The Noteholder may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at the time (the "Code") (whether or not the Code applies to the Pledged Collateral), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Noteholder or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Noteholder may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 5 (five) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Noteholder shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Noteholder may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Any cash held by the Noteholder as Pledged Collateral and all cash proceeds received by the Noteholder in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Noteholder, be held by the Noteholder as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Noteholder pursuant to Section 11) in whole or in part by the Noteholder against, all or any part of the Note in such order as the Noteholder shall be directed by the Noteholder. Any surplus of such cash or cash proceeds held by the Noteholder and remaining after payment in full of the Pledgor's obligations under the Note shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

Notwithstanding the remedies provided to the Noteholder in this Section 10, Noteholder covenants that it shall use its best efforts to assign, transfer, sell or dispose of the collateral involving the contracts and agreements of Northern Merchant Services, Inc. to satisfy the Pledgor's obligations prior to seeking its remedies under this Section 10.

SECTION 11. Expenses. The Pledgor will upon demand pay to the Noteholder the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Noteholder may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of the rights of the Noteholder hereunder or
(iii) the failure by the Pledgor to perform or observe any of the provisions hereof.

SECTION 12. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 13. Notices. All notices, request, demands and other communications required or permitted hereunder shall be sent in accordance with Section 11.8 of the Securities Purchase Agreement.

SECTION 14. Continuing Security Interest.

     (a) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full of the Pledgor's obligations under the Note and under this Agreement, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Noteholder and its successors, transferees and assigns.

     (b) Upon the payment in full of the Pledgor's obligations under the Note and under this Agreement, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Noteholder will, at the Pledgor's expense, return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

SECTION 15. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. ANY ACTION, SUIT OR PROCEEDING INITIATED BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY, STATE OF NEW YORK. TO THE EXTENT IT MAY LEGALLY DO SO, EACH PARTY HERETO SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT, WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIMS OF FORUM NON CONVENIENS OR THAT THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN SUCH COURT.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

                          PLEDGOR:

                          Pipeline Data Inc.

                          Address for Notices:
                          12 West Main Street,
                          Brasher Falls, New York 13613
                          Attention: Donald Gruneisen,
                          Chief Financial Officer
                          Fax:  (315) 389-5363


                          By: __________________________
                              Name:
                              Title:

                          NOTEHOLDER:
                          Laurus Master Fund, Ltd.

                          Address for Notices:
                          c/o M&C Corporate Services Limited
                          P.O. Box 1234 GT, Queensgate House,
                          South Church Street
                          Grand Cayman, Cayman Islands
                          Fax: 345-949-9877

                          By: ____________________________
                          Name:
                          Title:

                                   SCHEDULE I

                 Attached to and forming a part of that certain
          Stock Pledge Agreement dated August 31, 2004, by and between
                 Pipeline Data Inc. and Laurus Master Fund, Ltd.


                               Pledged Securities


                                                        Certificate                           Number
            Class of Security                         No(s) (if any)                     of Shares (Units)
            -----------------                         ---------------                    -----------------

Common Stock of each of
SecurePay.com, Inc.

And

Northern Merchant Services, Inc.
